THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE “LAWS”). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER (I) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE LAWS, OR (II) AN OPINION OF COUNSEL PROVIDED TO THE ISSUER IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE ISSUER TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE LAWS DUE TO AN AVAILABLE EXCEPTION TO OR EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE LAWS.

DECEMBER ___, 2019

NOTE # __	$_____,000.00

QRONS, INC.

EIGHT PERCENT (8%) CONVERTIBLE PROMISSORY NOTE DUE DECEMBER 31, 2021

THIS NOTE is one of a series of duly authorized and validly issued 8% Convertible Notes (this note, the “Note” and collectively with the other notes of such series, the “Notes”) of Qrons, Inc., a Wyoming corporation (the "Company"), the common stock of which, on the date of this Note, trades on the OTC Markets under the trading symbol “QRON” designated as its Eight Percent (8%) Convertible Notes Due December 31, 2021, in a maximum aggregate principal face value for all Notes of this series of Five Hundred Thousand and no/100 United States Dollars (US$500,000.00). This Note is issued in accordance with the terms of that Securities Purchase Agreement between the Company and the Holder, dated even date herewith (the “Securities Purchase Agreement”).

FOR VALUE RECEIVED, the Company promises to pay to _______________ and its registered assigns (the “Holder”), the principal sum of $_________ (“Principal Amount”) on December 31, 2021 (the “Maturity Date”) or such earlier date as this Note is required or permitted to be repaid as provided hereunder, and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note at the rate of 8% per annum on the Maturity Date in accordance with the provisions hereof.

Accrual of interest on the outstanding principal amount shall commence on the date hereof and shall continue until payment in full of the outstanding principal amount has been made or duly provided for. The interest so payable will be paid to the person or entity in whose name this Note (or one or more predecessor Notes) is registered on the records of the Company regarding registration and transfers of the Note (the "Note Register"); this Note may be assigned by the Holder in whole or in part at any time, in accordance with the terms of this Note and with applicable law.

The Company will pay the outstanding principal of and any and all accrued and unpaid interest due upon this Note on the Maturity Date, in cash, less any amounts required by law to be deducted or withheld, to the record Holder of this Note. Interest may at the Holder’s option (except as stated below) be paid in Common Stock (defined below), with the number of shares of Common Stock to be delivered in payment of such interest determined by taking the dollar amount of interest being paid divided by the applicable Conversion Price (defined below).

This Note is subject to the following additional provisions:

1. Withholding. The Company shall be entitled to withhold from all payments of principal or interest pursuant to this Note any amounts required to be withheld under the applicable provisions of the United States income tax or other applicable laws at the time of such payments, but only to the extent so required. The Holder shall confirm in writing that it is not subject to any such withholding (or state that it is), if requested by the Company at any time.

2. Transfer/Exchange of Note; Registered Holder; Opinion of Counsel; Legend. This Note has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the “1933 Act”) and applicable state securities laws. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company's Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary. This Note may be freely assigned in whole or in part by Holder at any time, so long as in accordance with applicable law and regulations, including federal and state securities laws.

The Holder understands and acknowledges by its acceptance hereof that (i) this Note and the shares of common stock in the Company issuable upon conversion thereof as herein provided (“Conversion Shares”), and any shares of Common Stock payable as interest hereunder (“Interest Shares”) have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (a) registered thereunder, or (b) the Holder shall have delivered to the Company or its transfer agent (as applicable, the “Transfer Agent”) an opinion of counsel, reasonably satisfactory in form, substance and scope to the Company to the effect that the securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration; (ii) any sale of such securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other regulation and/or exemption under the 1933 Act or the rules and regulations of the United States Securities and Exchange Commission (the “SEC”) thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Holder may assign this Note in whole or in part, or any Common Stock issued or to be issued pursuant to a conversion of this Note, may be assigned freely at any time by the Holder to an affiliate of the Holder, so long as in accordance with all applicable laws and regulations.

3. Conversion of Note into Common Stock; Redemption.

The Holder of this Note is entitled, at its sole option, at any time commencing five (5) days after the date of this Note, to convert all or any portion of the Principal  Amount of this Note, along with accrued and unpaid interest, into shares of common stock of the Company, par value $0.0001 per share ("Common Stock"), at a conversion price (the "Conversion Price") for each share of Common Stock equal to the lesser of: (a) fifty cents ($.50) per share; or (b) the lowest price at which the Company has converted any convertible security of the Company (to the Holder or to any third party) within the thirty (30) trading days prior to the date of delivery of the applicable Notice of Conversion; or (c) so long as lower than (a) or (b), such price per share of Common Stock as the Company and the Holder may agree from time to time.

Any conversion of this Note shall be achieved by submitting to the Company (or to the Transfer Agent) the fully completed form of conversion notice attached hereto as Exhibit A, (a "Notice of Conversion"), executed by the Holder of this Note evidencing such Holder's intention to convert this Note or the specified portion (as therein provided) hereof. A Notice of Conversion may be submitted via electronic mail to the Company, or by physical delivery of such Notice of Conversion to the Company at the address provided by the Company. Nothing herein shall operate to prohibit the parties from transmitting and receiving a Notice of Conversion by other means by mutual agreement. The Company and the Holder shall each keep records with respect to the portion of this Note then being converted and all portions previously converted; upon receipt by the Holder of the requisite Conversion Shares, the outstanding principal amount of the Note shall be reduced by the amount specified in the Notice of Conversion. Likewise, upon receipt by the Holder of the requisite number of Interest Shares, the interest owed under the Note shall be reduced by the appropriate amount. The Company may from time to time, but is not required to, instruct the Holder and the Holder shall surrender this Note along with the Notice of Conversion for the purposes of making a notation thereon as to the amount of principal being converted, or of canceling this Note and issuing a new Note in the same form with the principal amount of such Note reduced by the amount converted. Such new or notated Note shall be delivered to the Holder within three (3) business days after such Holder’s surrender to the Company. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. Accrued interest on the converted portion of the Note shall be payable upon conversion thereof, in cash or Common Stock at the Conversion Price, at the Holder’s option. The date on which a Notice of Conversion is given (a “Conversion Date”) shall be deemed to be either the date on which the Company receives from the Holder a Notice of Conversion duly executed.

In all cases, the Company shall cause the Conversion Shares (and Interest Shares, if any) to be delivered to the Holder within five (5) business days after the Conversion Date with respect to such shares of Common Stock being delivered, and at the address specified for the Holder in the Notice of Conversion. Should the Company for any reason not deliver all Conversion Shares due within five (5) business days after the Conversion Date as herein specified, then in addition to all other available remedies at law or in equity, liquidated damages (and not as a penalty) (each a “Damage”) shall be levied and accrue against the Company in the amount of $10 per $1,000 of principal converted for which Conversion Shares (and Interest Shares, if any) are not timely delivered, for each business day past the said five (5) business day deadline until all of the required Conversion Shares (and Interest Shares, if any) are delivered in full to the Holder. The Damage shall at the Holder’s option either (i) be paid in cash by the Company to the Holder by wire transfer within one (1) day after the Damage accrues, or (ii) be added to the principal amount of the next conversion(s) and paid in additional Conversion Shares issued at the applicable Conversion Price, to be delivered to the Holder along with all Conversion Shares to be received as a result of the said next conversion(s). Thus, if the Holder converted $10,000 of principal, and the Conversion Shares were not delivered until eight  business days after the Notice of Conversion was delivered to the Company, then the Damage would be $10 X 10 X (8-5 = 3) = $300.00. This Damage would have to be either paid by the Company to the Holder in cash, or at its option the Holder could add the said $300.00 Damage to the next Notice of Conversion and receive the Damage in Conversion Shares at the Conversion Price.

Any portion of this Note which remains unconverted on the Maturity Date shall be paid in full in cash along with all interest accrued but unpaid. Notwithstanding the preceding sentence, at the Holder’s sole option, all or any portion of this Note which remains unconverted on the Maturity Date shall, along with all interest accrued but unpaid, be converted into shares of Common Stock as of the Maturity Date, as if the Holder had converted the remaining portion of this Note according to the provisions of this Section 3, with the Conversion Date being equivalent in such event to the Maturity Date, as if the Holder had provided the Company with a Notice of Conversion with respect to the outstanding principal amount of this Note on the Maturity Date.

Notwithstanding anything herein to the contrary, the Company shall have the limited right, with the Holder’s written consent, to redeem any unconverted portion of this Note at any time prior to conversion, or prior to the Maturity Date, at a price equal to the then outstanding principal amount of this Note (the “Redemption Premium”), plus all interest due on this Note at such time. For any redemption to be made pursuant to this paragraph, the Company shall give to the Holder five (5) business days’ written notice (a “Redemption Notice”) of its intention to so redeem the Note or a portion thereof, assuming that the Holder has not delivered to the Company a Notice of Conversion with respect to the Note (or portion thereof)

sought to be redeemed (in which case the Redemption Notice shall be null and void). Upon notice of its intention to redeem the Note, so long as the Holder agrees to the redemption, the Company shall immediately, but in any event within five (5) business days after notice of its intention to so redeem is delivered, and within such five (5) business day period (unless the Holder agrees in writing to a later date), transfer the full redemption price to the Holder. Should the Company not timely pay to the Holder the full redemption amount described in this Note, then its redemption rights as described in this paragraph shall be nullified, unless the Holder consents otherwise in writing.

Should the Company lose its listing on the OTC Market, and not restore its listing to the same or another public securities exchange or market within sixty (60) days thereof, then the Company must redeem this Note as stated above within ten (10) business days after the Holder’s demand therefor.

The Company hereby represents and warrants that the Conversion Shares to be issued upon the conversion of the Note when issued will be fully paid and non-assessable.

As of the date hereof, to the Company’s knowledge, there is no action, proceeding or investigation pending or threatened that questions the validity of the issuance of this Note or any Conversion Shares to the Holder. and there is no other agreement or understanding between the Holder and the Company that would preclude the Holder from selling or otherwise disposing of all of the Conversion Shares.

4. Conversion Restrictions.  Notwithstanding anything to the contrary set forth herein, in no event shall any holder of this Note be entitled to convert this Note in excess of such portion of the principal of the Note that, upon giving effect to such conversion, would result in the aggregate number of shares of Common Stock beneficially owned by such converting holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such conversion. For purposes of this Section 4(b), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.

5. Obligations of the Company Herein are Unconditional. No provision of this Note or any other agreement or understanding between the Company and the Holder shall alter or impair the obligation of the Company, which obligation is absolute and unconditional, to repay the principal amount of this Note and all interest thereon at the time, place and rate herein stated, to the extent not converted into Common Stock. This Note and all other Notes now or hereafter issued in replacement of this Note on the same or similar terms are direct obligations of the Company. This Note ranks at pari passu with all other Notes in this series of Notes. The Conversion Price and number of shares of Common Stock issuable upon conversion shall be subject to adjustment from time to time as provided in Section 6 below.

6. Adjustments.

(a)  In the event the Company should at any time or from time to time, after the date of this Note, fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock (equal to at least ten percent (10%) or more of the Company's then issued and outstanding shares of Common Stock) or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed),  unless the Conversion Price is otherwise automatically adjusted in accordance with the terms of this Note, the Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of this Note shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

 (b)  If the number of shares of Common Stock outstanding at any time after the date of this Note is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price shall be appropriately increased if necessary so that the number of shares of Common Stock issuable upon conversion of this Note shall be decreased in proportion to such decrease in outstanding shares.

(c) In the event the Company, at any time while all or any portion of this Note is outstanding, shall be consolidated with or merged into any other corporation or corporations or shall sell or lease all or substantially all of its property and business as an entirety, then lawful provisions shall be made as part of the terms of such consolidation, merger, sale or lease so that the holder of this Note may thereafter receive in lieu of such Common Stock otherwise issuable to such holder upon conversion of this Note, but at the conversion rate which would otherwise be in effect at the time of conversion, as hereinbefore provided, the same kind and amount of securities or assets as may be issuable, distributable or payable upon such consolidation, merger, sale or lease with respect to Common Stock of the Company.

7. Reservation of Shares. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Note, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the outstanding principal amount and accrued but unpaid interest.

8. Note Holder Not Deemed a Stockholder. No Holder, as such, of this Note shall be entitled (prior to conversion of this Note into Common Stock, and only then to the extent of such conversion) to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Note be construed to confer upon the Holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Note of the Conversion Shares or Interest Shares which such holder is then entitled to receive upon the due conversion of all or a portion of this Note.

9. No Limitation on Corporate Action. No provisions of this Note and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Articles of Incorporation, reorganize, consolidate or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

10. Representations of Holder. If, at the time of issuance of any Conversion Shares, no registration statement is in effect with respect to such shares under applicable provisions of the Act, the Company may at its election require that the Holder provide the Company with written reconfirmation of the Holder’s investment intent and that any stock certificate delivered to the Holder for Conversion Shares shall bear a legend reading substantially as follows:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER OF THIS CERTIFICATE THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.”

The Holder hereby represents and warrants to the Company and upon conversion of all or a portion of this Note, if requested by the Company, the Holder shall confirm in writing, in a form reasonably satisfactory to the Company, that the Conversion Shares and Interest Shares are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment and not with a view to the sale or distribution of any part thereof, and Holder has no intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption therefrom. Such Holder is an Accredited Investor (as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act). If such Holder cannot make such representations because they would be factually incorrect, it shall be a condition to such Holder's conversion of all or a portion of the Note that the Company receive such other representations as the Company considers reasonably necessary to assure the Company that the issuance of its securities upon conversion of the Note will not violate any United States or state securities laws.

Holder understands (i) that the Common Stock issuable upon exercise of Holder’s rights contained herein are not registered under the Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Note will be exempt from the registration and qualification requirements thereof, and (ii) that the Company’s reliance on such exemption is predicated on the representations by the Holder set forth in this Section 10.

11. Waiver of Demand, Presentment, Etc.  The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereunder, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

12. Attorney’s Fees. The Company agrees to pay all costs and expenses, including without limitation reasonable attorney's fees, which may be reasonably incurred by the Holder in collecting any amount due under this Note or in enforcing any of Holder’s conversion rights as described herein, if the Holder is required to pursue legal action to so collect or enforce its rights described herein, and is successful in such legal action.

13. Default. If any one or more of the following described "Events of Default" shall occur:

(a)  The Company shall become and continue in default in the payment of principal or interest on this Note for a period of five (5) business days; or

(b)  (Intentionally Deleted.)

(c)  The Company shall fail to perform, in any material respect, any of its obligations under this Note and such failure shall continue uncured for a period of five (5) business days after written notice from the Holder of such failure; or

(d)  The Company shall either:  (i) become insolvent; (ii) admit in writing its inability to pay its debts generally or as they become due; (iii) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (iv) apply for, or consent to the appointment of, a trustee, liquidator, or receiver for its or for a substantial part of its property or business; or

(e)  A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without the Company's consent and such appointment is not discharged within sixty (60) days after such appointment; or

(f)  Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

(g)  Any money judgment, writ or Note of attachment, or similar process in excess of One Hundred Thousand United States Dollars (US$100,000.00) in the aggregate shall be entered or filed against the Company or any of its properties or assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of fifteen (15) days or in any event later than five (5) days prior to the date of any proposed sale thereunder (this paragraph shall not include a civil action filed against the Company that is not reduced to judgment); or

(h)  Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in, any such proceeding; or

(i)  The Company shall have its Common Stock delisted from the OTC Markets OTCQB or suspended from trading thereon, and shall not have its Common Stock relisted on the same or another national securities exchange or market, or have such suspension lifted, as the case may be, within sixty (60) days after such delisting or suspension;

then, or at any time thereafter, and in any and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver in one instance shall not be deemed to be a waiver in another instance or for any other prior or subsequent Event of Default) at the option of the Holder and in the Holder's sole discretion, the Holder may immediately accelerate the maturity hereof, whereupon all principal and interest hereunder shall be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Company, and the Holder may immediately, and upon the expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law or equity.

14. Enforceability; Further Assurances. In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby. Each party hereto shall do and perform, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Note.

15. Entire Agreement. This Note and the Securities Purchase Agreement constitute the full and entire understanding between the Company and the Holder with respect to the subject matter hereof and thereof. Neither this Note nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

16. Governing Law; Remedies  The Company and the Holder, by its acceptance hereof, hereby agree that any dispute which may arise between them arising out of or in connection with this Note shall be adjudicated before a court located in ___________________, and they hereby submit to the exclusive jurisdiction of the federal and state courts of the State of ____________ located in ______________ with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Note or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, postage prepaid, in care of the address set forth herein or such other address as either party shall furnish in writing to the other.

17. Headings.  Headings in this Note are for convenience only and shall not be used in the construction of this Note.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by an officer thereunto duly authorized as of the date first hereinabove written.

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE TO NOTE DATED NOVEMBER ___, 2019]

QRONS, INC.

 By: ____________________________________________
       Jonah Meer, Chief Executive Officer

ASSIGNMENT FORM:

For value received, the Holder does hereby assign all of its right, title and interest in and to ______________ of the principal amount of this Note, along with any accrued and unpaid interest thereon, to ______________________________________________ _____________________________________________, as of ______________, 201___.

ACCEPTED BY NEW HOLDER:

___________________________________________
[Name of New Holder]

By: ________________________________________
       Duly Authorized Officer/Manager/Member

EXHIBIT A

NOTICE OF CONVERSION

(To Be Executed by the Registered Holder in Order to Convert the Note)

The Undersigned hereby irrevocably elects to convert $______________ of the Eight Percent (8%) Convertible Note Due December 31, 2021, No. __, into shares of Common Stock of Qrons Inc. (the "Company"), according to the terms and conditions set forth in such Note, as of the date written below. If securities are to be issued to a person other than the Undersigned, the Undersigned agrees to pay all applicable transfer taxes with respect thereto.

The Undersigned represents that it, as of this date, is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated by the SEC under the 1933 Act.

The Undersigned also represents that the Conversion Shares are being acquired for the Holder’s own account and not as a nominee for any other party and for investment and not with a view toward distribution. The Undersigned represents and warrants that all offers and sales by the Undersigned of the Conversion Shares shall be made pursuant to registration of the same under the 1933 Act, or pursuant to an exemption from registration under the 1933 Act. The Undersigned acknowledges that the Conversion Shares shall if (and only if) required by law contain the legend contained on page 1 of the Note.

Conversion Date: _____________________

Applicable Conversion Price: ______________________________

Principal: _________ Interest: ________ Damage: ______  Total Converted:_______

Holder (Print True Legal Name): ______________________________________

__________________________________________________
(Signature of Duly Authorized Representative of Holder)

Address of Holder:  ___________________________
                               ____________________________
                               ____________________________

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